INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement on Form SB-2 of our report dated January 29, 2001, relating to the financial statements of Arizona Furniture Company, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                              MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                              Certified Public Accountants

New York, New York
October 15, 2001